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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): November 16, 2005

                              Island Pacific, Inc.
                     (formerly known as SVI Solutions, Inc.)
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         0-23049                                            33-0896617
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(Commission File Number)                       (IRS Employer Identification No.)


19800 MacArthur Boulevard, Suite 1200, Irvine, California              92612
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (949) 476-2212
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              (Registrant's telephone number, including area code)

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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On November 16, 2005, the Company entered into securities purchase agreements (the "Financing") with Laurus Master Fund, Ltd. ("Laurus") and Midsummer Investment, Ltd. ("Midsummer") for $850,000 for the sale of (1) secured term notes (each a "Note" and together, the "Notes") in the face amounts of $637,500 with respect to Laurus and $212,500 with respect to Midsummer, and
(2) options to purchase an aggregate of One Million Five Hundred Thousand (1,500,000) shares of the Company's common stock for One Cent ($0.01) per share (the "Options"). The Company will use the proceeds for working capital and other purposes.

         The Notes are due on February 28, 2006, and bear interest at the prime rate plus two percent (2%). Interest under the Notes is due monthly in arrears commencing December 1, 2005. The Company may prepay the Notes by paying one hundred twenty-five percent (125%) of the then outstanding principal plus accrued but unpaid interest at the time of repayment.

         The Options are immediately exercisable and have 10 year terms. The exercise price under the Options adjusts proportionately in the event of any stock split, combination, dividend or reclassification.

         The Company's obligations under the Notes are secured by a second priority security interest in all of the Company's assets in favor of Laurus and Midsummer, which is pari passu as between Laurus and Midsummer. The Company's obligations are also guaranteed by its subsidiaries. Laurus' security interest is governed by the Security Agreement, Stock Pledge Agreement and Subsidiary Guaranty that the Company executed in connection with the sale of a Secured Convertible Term Note and Warrant to Laurus on July 12, 2004. Midsummer's security interest is governed by the Security Agreement and Subsidiary Guaranty that the Company executed in connection with the sale of a Secured Convertible Term Note, Warrant and Option to Midsummer on June 15, 2005.

         The Company is required to file a registration statement covering the shares issuable upon exercise of the Options (the "Underlying Shares") no later than March 15, 2006 and have such registration statement declared effective within one hundred thirty-five (135) days of filing. If the registration statement is not filed or declared effective within the above time frames, the Company is obligated to pay Laurus and Midsummer liquidated damages equal to 2% of the original principal balances under the Notes for each thirty (30) day period that such event is continuing. The Company is obligated to keep such registration statement effective until the earlier of (1) the date that all of the Underlying Shares have been sold or (2) such time as all of the Underlying Shares can be sold without volume limitations under Rule 144(k). Laurus and Midsummer also have piggy-back registration rights to the extent that there is not an effective registration statement covering the Underlying Shares at any required time.


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         Pursuant to the Amendments and Waivers dated November 16, 2005 between the Company and each of Laurus and Midsummer, Laurus and Midsummer also agreed to amend and waive certain provisions relating to the Company's outstanding obligations to Laurus and Midsummer. Specifically, Laurus and Midsummer agreed to (a) postpone the principal portion of the monthly payments due to Laurus under the Secured Term Convertible Notes dated July 12, 2004 and June 15, 2005 and due to Midsummer under the 9% Convertible Debenture dated March 15, 2004 and the Secured Term Convertible Note dated June 15, 2005 (collectively, the "Existing Notes") until the maturity dates under the respective notes, (b) extend the required filing dates under the Registration Rights Agreements between the Company and Laurus dated July 12, 2004 and June 15, 2005 and between the Company and Midsummer dated March 15, 2004 and June 15, 2005 (the "Existing Reg. Rights Agreements") until March 15, 2006 and to extend the required effectiveness dates to one hundred thirty-five (135) days after filing, (c) amend the Securities Purchase Agreements dated July 12, 2004 and June 15, 2005 between the Company and Laurus (the "Laurus Existing Purchase Agreements") to require the Company to deliver monthly, quarterly and annual financial reports to Laurus, (d) amend the Laurus Existing Purchase Agreements and the Securities Purchase Agreements between the Company and Midsummer dated March 15, 2004 and June 15, 2005 (the "Midsummer Existing Purchase Agreements" and together with the Laurus Existing Purchase Agreements, the "Existing Purchase Agreements") to provide the Company relief from the requirement to file SEC reports until the revenue recognition investigation is complete and the Company has filed its annual report on Form 10-K for the year ended March 31, 2005 and its quarterly reports on Form 10-Q for the quarters ended June 30, 2005 and September 30, 2005 but in no event later than January 23, 2005, (e) amend the Existing Purchase Agreements and the Existing Reg. Rights Agreements to eliminate the requirements that the Company maintain its listing on the American Stock Exchange ("AMEX") and to require the Company to secure the listing of its common stock on the NASD OTC Bulletin Board by February 1, 2006, and (f) to waive anti-dilution rights under the Existing Notes triggered by the Financing.

         Forms of the Financing documents are attached hereto as exhibits.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibit No.          Description
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     4.1                 Securities Purchase Agreement.
     4.2                 Secured Term Note
     4.3                 Option
     4.4                 Registration Rights Agreement
    10.1                 Reaffirmation and Ratification Agreement
    10.2                 Amendment and Waiver between the Company and Laurus
                           Master Finds, Ltd. dated November 16, 2005.
    10.3                 Amendment and Waiver between the Company and Midsummer
                           Investment, Ltd. date November 16, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                Island Pacific, Inc.

Date:   November 22, 2005                       By: /s/ Barry Schechter
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                                                Name:  Barry Schechter
                                                Title:   Chief Executive Officer